UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

K2M GROUP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FORWARD LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M Group Holdings, Inc. (“K2M”); K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.k2m.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this communication, such statements or disclosures will be deemed to modify or supersede such statements in this communication.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of K2M by Stryker Corporation. In connection with this proposed acquisition, K2M has filed a definitive proxy statement and has filed or may file other documents with the SEC. This communication is not a substitute for any proxy statement or other document K2M has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF K2M ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The

definitive proxy statement has been mailed to stockholders of K2M. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by K2M through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by K2M are available free of charge on K2M’s internet website at www.K2M.com or upon written request to: Secretary, K2M Group Holdings, Inc., 600 Hope Parkway, SE, Leesburg, Virginia 20175, or by telephone at (703) 777-3155.

Participants in Solicitation

K2M, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the definitive proxy statement filed with the SEC on October 5, 2018. Information about the directors and executive officers of K2M is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which were filed with the SEC on May 2, 2018 and August 2, 2018, respectively, and its Current Reports on Form 8-K or Form 8-K/A, which were filed with the SEC on January 8, 2018, January 9, 2018, February 28, 2018, March 29, 2018, May 1, 2018, June 11, 2018, June 14, 2018, June 18, 2018, August 1, 2018, August 30, 2018, October 5, 2018 and October 18, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC.

K2M Group Holdings, Inc.

600 Hope Parkway, SE

Leesburg, Virginia 20175

Tel. (703) 777-3155

www.k2m.com

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 22, 2018

K2M GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Hope Parkway, SE

Leesburg, Virginia 20175

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by K2M Group Holdings, Inc., a Delaware corporation (the “Company” or “K2M”), in connection with the matters described herein.

Item 8.01	Other Events

This Current Report on Form 8-K is being filed by K2M in connection with an agreement to settle certain litigation relating to the previously announced definitive Agreement and Plan of Merger (the “merger agreement”), dated as of August 29, 2018, by and among Stryker Corporation, a Michigan corporation (“Stryker”), Austin Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Stryker (“Merger Sub”), and K2M, pursuant to which, on the terms and subject to the conditions set forth in the merger agreement, Merger Sub will merge with and into K2M, with Merger Sub ceasing to exist and K2M surviving as a direct or indirect wholly owned subsidiary of Stryker (the “merger”).

Supplemental Disclosures in Connection with Transaction Litigation

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2018, two purported class action lawsuits were filed on October 11, 2018, in the United States District Court for the District of Delaware, challenging the merger. These lawsuits, Brown vs K2M Group Holdings, Inc. et al., Case No. 1:18-cv-01567-UNA and Franchi vs K2M Group Holdings, Inc. et al., Case No. 1:18-cv-01568-UNA (the “Actions”), name K2M and individual officers and members of the K2M Board of Directors as defendants. The Actions allege, among other things, that the defendants failed to disclose certain information relating to K2M’s financial projections set forth in the proxy statement filed with the SEC on October 5, 2018. On October 17, 2018, plaintiff in the Brown lawsuit filed a motion for a preliminary injunction seeking to enjoin the stockholder vote on the merger pending the disclosure of additional information.

K2M believes that the Actions are without merit and that no further disclosure is required to supplement the proxy statement under applicable law; however, to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, K2M has agreed to make certain supplemental disclosures to the proxy statement as set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Actions. In consideration for such supplemental disclosures by K2M, plaintiffs in the Actions have agreed to voluntarily dismiss the Actions, and plaintiff in the Brown lawsuit has agreed to withdraw the motion for a preliminary injunction seeking to enjoin the stockholder vote on the merger pending the publication of additional disclosures.

Supplements to the Proxy Statement

The supplemental disclosures to the proxy statement set forth in this Current Report on Form 8-K below should be read alongside the proxy statement, which should be read in its entirety, and to the extent that information in this Current Report on Form 8-K differs from or updates information contained in the proxy statement, this Current Report on Form 8-K shall supersede the information in the proxy statement. Defined terms used but not otherwise defined herein have the meanings set forth in the proxy statement.

1. The section of the proxy statement titled “Financial Projections” is hereby supplemented as follows:

A. Under the caption “Financial Projections,” the table and related footnotes on page 54 of the proxy statement are replaced in their entirety as follows:

The following table sets forth the Projections and certain historical financial information for comparison purposes:

		Historical(1) (in millions)				Projected (in millions)
Line Item	2016	2017	LTM(2)	FTM(3)	2018	2019	2020	2021	2022
Revenue	$237	$258	$272	$312	$294	$333	$376	$423	$476
Gross Profit	$154	$169	$177	$205	$193	$220	$252	$285	$324
Total Operating Expenses	$189	$203	$214		$219	$239	$256	$270	$286
Operating Income / (Loss)(4)	$(35)	$(33)	$(37)		$(27)	$(19)	$(4)	$16	$38
Net Income / (Loss)	$(42)	$(37)	$(39)		$(39)	$(35)	$(22)	$1	$31
Adjusted EBITDA(5)	$1	$(1)	$(7)		$6	$15	$31	$50	$73
Other (Income) / Expense	$7	$5	$7		$12	$16	$17	$14	$8
Income Taxes Expense / (Benefit)(6)	$0	$(1)	$(4)		$0	$0	$0	$0	$0
Depreciation & Amortization(7)	$29	$27	$24		$23	$22	$24	$22	$22
Stock-based Compensation(8)	$7	$6	$6		$10	$11	$12	$12	$13
Spanish Transaction Expenses	$0	$0	$0		$0	$0	$0	$0	$0
Foreign Currency (Gain) / Loss	$0	$0	$0		$0	$0	$0	$0	$0
Unlevered Free Cash Flow(9)(10)						$(6)	$9	$29	$52
Change in Working Capital(11)						$(19)	$(20)	$(21)	$(20)
Capital Expenditures(12)						$(2)	$(2)	$(0)	$(0)

(1)	We have included historical information for comparison purposes.
(2)	LTM as of June 30, 2018.
(3)	FTM as of June 30, 2018.
(4)	Projected Operating Income / (Loss) for the second half of 2018: $(6).
(5)

Adjusted EBITDA represents (i) Net Income / (Loss) plus/minus (ii) Other (Income) / Expense, plus/minus (iii) Income Taxes Expense / (Benefit), plus (iv) Depreciation & Amortization, plus (v) Stock-based Compensation, plus (vi) transaction expenses associated with K2M’s Spanish business combination, plus (vii) foreign currency transaction (gain) loss.

(6)	Projected Income Taxes Expense / (Benefit) for the second half of 2018: $0.
(7)	Projected Depreciation & Amortization for the second half of 2018: $11.
(8)	Projected Stock-based Compensation for the second half of 2018: $7.
(9)

Unlevered Free Cash Flow is calculated as (i) Operating Income / (Loss), plus/minus (ii) Income Taxes Expense / (Benefit), plus (iii) Depreciation & Amortization, plus (iv) Stock-based Compensation, plus/minus (v) Change in Working Capital, less (vi) Capital Expenditures, in each case, for such projected period.

(10)	Projected Unlevered Free Cash Flow for the second half of 2018: $(3).
(11)	Projected Change in Working Capital for the second half of 2018: $(14).
(12)	Projected Capital Expenditures for the second half of 2018: $(1).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M; K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,”

“potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.k2m.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this Current Report on Form 8-K. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to a proposed acquisition of K2M by Stryker Corporation. In connection with this proposed acquisition, K2M has filed a definitive proxy statement and has filed or may file other documents with the SEC. This Current Report on Form 8-K is not a substitute for any proxy statement or other document K2M has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF K2M ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of K2M. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by K2M through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by K2M are available free of charge on K2M’s internet website at www.K2M.com or upon written request to: Secretary, K2M Group Holdings, Inc., 600 Hope Parkway, SE, Leesburg, Virginia 20175, or by telephone at (703) 777-3155.

Participants in Solicitation

K2M, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the definitive proxy statement filed with the SEC on October 5, 2018. Information about the directors and executive officers of K2M is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which were filed with the SEC on May 2, 2018 and August 2, 2018, respectively, and its Current Reports on Form 8-K or Form 8-K/A, which were filed with the SEC on January 8, 2018, January 9, 2018, February 28, 2018, March 29, 2018, May 1, 2018, June 11, 2018, June 14, 2018, June 18, 2018, August 1, 2018, August 30, 2018, October 5, 2018 and October 18, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC.

K2M Group Holdings, Inc.

600 Hope Parkway, SE

Leesburg, Virginia 20175

Tel. (703) 777-3155

www.k2m.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2M GROUP HOLDINGS, INC.

Date: October 22, 2018	By:	/s/ ERIC D. MAJOR
	Name:	Eric D. Major
	Title	President and Chief Executive Officer